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      AIM V.I. GLOBAL GROWTH
      AND INCOME FUND

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      Shares of the fund are currently offered only to insurance company separate accounts. AIM V.I. Global Growth and Income Fund seeks to provide long-term growth of capital together with current income.

                                                    AIM --REGISTERED TRADEMARK--
      PROSPECTUS
      MAY 1, 2000

                                     This prospectus contains important
                                     information. Please read it before
                                     investing and keep it for future
                                     reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                        - is not FDIC insured;
                                        - may lose value; and
                                        - is not guaranteed by a bank.

      [AIM LOGO APPEARS HERE]                            INVEST WITH DISCIPLINE
                                                        --Registered Trademark--
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                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
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TABLE OF CONTENTS
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

INVESTMENT OBJECTIVES AND STRATEGIES         1
 - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
 - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
 - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FUND MANAGEMENT                              3
 - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  3

Advisor Compensation                         3

Portfolio Managers                           3

OTHER INFORMATION                            4
 - - - - - - - - - - - - - - - - - - - - - - -

Purchase and Redemption of Shares            4

Pricing of Shares                            4

Taxes                                        4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
 - - - - - - - - - - - - - - - - - - - - - - -

OBTAINING ADDITIONAL INFORMATION    Back Cover
 - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con Disciplina and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.
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                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
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INVESTMENT OBJECTIVES AND STRATEGIES
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The fund's investment objectives are long-term growth of capital together with current income. The investment objectives of the fund may be changed by the Board of Trustees without shareholder approval.

  The fund seeks to meet its objectives by investing at least 65% of its total assets in a combination of blue chip equity securities and high-quality government bonds of U.S. and foreign issuers. "Blue chip" equity securities are those which (1) offered, during the issuer's most recent fiscal year, an above average dividend yield relative to the latest reported dividend yield on the Morgan Stanley Capital International World Index, and (2) are issued by a company with total equity market capitalization of at least $1 billion. High-quality government bonds are rated within one of the two highest ratings categories of Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, or are deemed by the portfolio managers to be of comparable quality.

  The fund may invest up to 35% of its total assets in other equity securities, convertible securities and government and corporate debt securities that are investment grade, i.e., rated within one of the four highest ratings categories of Moody's or S&P. The fund may purchase debt obligations issued or guaranteed by the U.S. or foreign governments, including foreign states, provinces or municipalities, or their agencies, authorities or instrumentalities and debt obligations of supranational organizations, such as the World Bank. The fund may invest up to 100% of its total assets in either equity or debt securities in response to general economic changes and market conditions around the world.

  The fund will normally invest in securities of issuers in at least three countries, including the United States. However, the fund may not invest more than 40% of its assets in securities of issuers in any one country, other than the U.S. The fund may invest in the securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

  The portfolio managers allocate assets among securities of countries and in currency denominations where opportunities for meeting the fund's investment objectives are expected to be the most attractive. The portfolio managers consider whether to sell a particular security when opportunities for meeting the fund's investment objectives are no longer considered attractive.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objectives.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

  These factors may affect the prices of securities issued by foreign companies located in developing or emerging market countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  The fund may participate in the initial public offering (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns.

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                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
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PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. Total return information in the bar chart and table below may be affected by special market factors, including the fund's investments in the initial public offering markets, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's shares from year to year.

               [GRAPH]

                                          ANNUAL
YEAR ENDED                                TOTAL
DECEMBER 31                               RETURNS
-----------                               -------
1994 ....................................  -2.85%
1995 ....................................  15.49%
1996 ....................................  16.33%
1997 ....................................  16.22%
1998 ....................................  19.60%
1999 ....................................  -0.13%

  During the periods shown in the bar chart, the highest quarterly return was 12.21% (quarter ended December 31, 1998) and the lowest quarterly return was -7.64% (quarter ended September 30, 1998). Performance prior to October 15, 1999 was for a predecessor fund.

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index.

AVERAGE ANNUAL TOTAL RETURNS
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                                          SINCE       INCEPTION
December 31, 1999)                        1 YEAR    5 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------------
AIM V.I. Global Growth and Income
  Fund(1)                                 -0.13%     13.28%      11.63%       2/10/93
MSCI World Index(2)                       24.93%     19.76%      18.11%(3)    1/31/93(3)
--------------------------------------------------------------------------------------

(1) Performance prior to October 15, 1999 was for a predecessor fund.
(2) MSCI World Index measures the performance of 1,578 securities listed on major world stock exchanges.
(3) The average annual total return given is since the date closest to the inception date of the fund.

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                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
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FUND MANAGEMENT
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THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fund's last fiscal year ended December 31, 1999, the advisor received compensation of 0.97% of average net assets.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are as follows:

- Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

- Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, Ms. Degan was a Senior Financial Analyst for Shell Oil Co. Pension Trust.

- Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management.

- A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

- Benjamin A. Hock, Jr., Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisers, Inc.

- Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

- Clas G Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 2000, and has been associated with the advisor and/or its affiliates since 1987.

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1986.

- Barret K. Sides, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1990.

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                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
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OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Life insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund.

  The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment.

  The Board of Trustees monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the fund. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

PRICING OF SHARES

The fund prices its shares based on its net asset value. The fund values portfolio securities for which market quotations are readily available at market value. The fund values short-term investments maturing within 60 days at amortized cost, which approximates market value. The fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. The effect of using fair value pricing is that the fund's net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market. Because the fund may invest in securities that are primarily listed on foreign exchanges, the value of the fund's shares may change on days when the separate account will not be able to purchase or redeem shares. The fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Holders of variable contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of participating life insurance companies. The fund expects that its distributions will consist primarily of ordinary income.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually to separate accounts of participating life insurance companies.

  At the election of participating life insurance companies, dividends and distributions are automatically reinvested at net asset value in shares of that fund.

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                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  The table shows the financial highlights for a share of the fund outstanding during each of the fiscal years (or periods) indicated.

  This information has been audited by Tait, Weller & Baker, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

  Total return information in this table may be affected by special market factors, including the fund's investment in the initial public offering markets, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                         YEAR ENDED DECEMBER 31,
                                                              1999      1998      1997      1996      1995
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 21.51   $ 18.60   $ 16.51   $ 14.57   $ 12.99
Income from investment operations:
  Net investment income                                         0.57      0.53      0.41      0.53      0.52
  Net gains (losses) on securities (both realized and
    unrealized)                                                (1.29)     3.08      2.23      1.81      1.46
    Total from investment operations                           (0.72)     3.61      2.64      2.34      1.98
Less distributions:
  Dividends from net investment income                         (0.61)    (0.44)    (0.51)    (0.35)    (0.40)
  Distributions from net realized capital gains                (6.65)    (0.26)    (0.04)    (0.05)       --
    Total distributions                                        (7.26)    (0.70)    (0.55)    (0.40)    (0.40)
Net asset value, end of period                               $ 13.53   $ 21.51   $ 18.60   $ 16.51   $ 14.57
Total return                                                   (0.13)%   19.60%    16.22%    16.33%    15.49%
------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $30,756   $55,580   $50,356   $36,433   $30,565
Ratio of expenses to average net assets including interest
  expense:
  With reimbursement                                            1.34%(a)    1.22%    1.13%    1.20%     1.23%
  Without reimbursement                                         1.37%(a)    1.22%    1.27%    1.30%     1.44%
Ratio of expenses to average interests excluding interest
  expense:
  With reimbursement                                            1.33%(a)    1.18%    1.13%    1.20%     1.23%
  Without reimbursement                                         1.36%(a)    1.18%    1.27%    1.30%     1.44%
Ratio of net investment income to average net assets:
  With reimbursement                                            2.32%(a)    2.53%    2.86%    3.58%     3.87%
  Without reimbursement                                         2.29%(a)    2.53%    2.72%    3.48%     3.66%
Ratio of interest expense to average net assets                 0.01%(a)    0.04%      --       --        --
Portfolio turnover rate                                           91%       72%       60%       57%       73%
------------------------------------------------------------------------------------------------------------

(a) Ratios are based on average net assets of $43,643,834.

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                     AIM V.I. GLOBAL GROWTH AND INCOME FUND
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OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Semiannual reports to shareholders contain additional information about the fund's investments.

  If you wish to obtain free copies of the fund's current SAI, please send a written request to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or call (800) 410-4246.

  You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 --------------------------------------
 AIM V.I. Global Growth and Income Fund
 SEC 1940 Act file number: 811-7452
 --------------------------------------

[AIM LOGO APPEARS HERE]           VI-PRO-3              INVEST WITH DISCIPLINE
                                                       --Registered Trademark--